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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 22, 2007


                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)


       0-27662                                                Not Applicable
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

American International Building,
       29 Richmond Road
       Pembroke, Bermuda                                          HM 08
(Address of principal executive offices)                       (Zip Code)


                                 (441) 298-5100
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         See the discussion in Item 5.02 hereof, which is incorporated into this
Item 1.01 by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

         At the 2007 Annual General Meeting of shareholders of IPC Holdings, Ltd. (the "Company") held on June 22, 2007, the shareholders approved the IPC Holdings, Ltd. 2007 Incentive Plan (the "2007 Incentive Plan"). The 2007 Incentive Plan is more fully described in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 30, 2007 (the "Proxy Statement"). The following description is qualified in its entirety by reference to the terms of the 2007 Incentive Plan, which is included as Appendix B to the Proxy Statement.

         Any employee of the Company, its subsidiaries and other affiliates, and the Company's Directors will be eligible to participate in the 2007 Incentive Plan. The 2007 Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee may grant share options, share appreciation rights, restricted shares, restricted share units, performance shares and share units and other share-based awards under the 2007 Incentive Plan. The 2007 Incentive Plan is designed to replace the Company's Stock Option Plan, as amended effective June 10, 2005 (the "2005 Stock Option Plan"), which the Company's Board of Directors terminated on February 20, 2007 (with respect to shares not subject to outstanding options thereunder) and the Company's 2003 Stock Incentive Plan, which the Company's Board of Directors intends to terminate (other than with respect to awards outstanding thereunder). No awards under the 2007 Incentive Plan were made to date and the Company does not expect to make any awards under the 2007 Incentive Plan until the fiscal year beginning on January 1, 2008.

         Awards under the 2007 Incentive Plan may be made to such employees and Directors of the Company or its subsidiaries or other affiliates as the Compensation Committee may select in its discretion and in such form and amounts as the Compensation Committee may determine in its discretion. As a result, it is not possible to determine the amount that will be payable to any participant in the future or the form thereof.

         The total number of common shares that may be issued or transferred pursuant to awards granted under the 2007 Incentive Plan shall not exceed 3,500,000 shares, including 1,330,830 shares that were originally authorized for issuance under the 2005 Stock Option Plan.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYE-LAWS; CHANGES IN FISCAL YEAR

         At the 2007 Annual General Meeting of shareholders of the Company, the Company's shareholders approved the following amendments to the Company's Bye-laws:

         o To amend the Company's Bye-laws to remove provisions relating to American International Group, Inc.

         o  To amend the Company's Bye-laws to (i) permit the Company to acquire its shares as treasury shares, (ii) permit shares of the Company to be transferred without a written instrument and (iii)
            set out a definite time when notice will be deemed to be
            delivered.
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         These amendments became effective at the time of their approval by the
Company's shareholders on June 22, 2007. A copy of the resolutions adopted by the Company's shareholders at the Annual General Meeting showing the amendments to the Bye-laws is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number         Description
------         -----------

3.1            Amendments to Amended and Restated Bye-laws of IPC Holdings, Ltd.

10.1 IPC Holdings, Ltd. 2007 Incentive Plan (incorporated by reference to Appendix B of the Company's Proxy Statement filed with the Securities and Exchange Commission on Form DEF 14A on April 30, 2007).


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                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 IPC HOLDINGS, LTD.

                                                 By: /s/ Melanie J. Saunders
                                                     ---------------------------
                                                     Melanie J. Saunders
                                                     Company Secretary

 Date: June 28, 2007